Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Statement Summary
Page
1 Contents 1
2 Distribution Summary 2 - 3
3 Bond Interest Information 4 - 5
4 Collection Account Activity 6
5 Collateral Information 7 - 9
6 Account Information 10
7 Delinquency Information 11 - 12
8 Additional Reporting
Deal Information:
Seller: Wachovia Bank, National Association Closing Date:
Depositor: Wachovia Asset Securitization, Inc. First Payment Date:
Servicer: Wachovia Bank, National Association Collateral Collection Period:
Owner Trustee: Wilmingron Trust Company
Indenture Trustee: Wells Fargo Bank Minnesota, National Association Distribution Date:
Enhancer: Financial Guaranty Insurance Company Last Distribution Date:
Next Distribution Date:
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
5/25/2006
7/25/2006
3/26/2003
4/25/2003
May 2006
6/26/2006
Contents
13
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Totals
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Certificate
319,319,716.30
1,100,000,000.00
375,812,719.44
2,395,611.68
24,561,031.51
0.00
26,956,643.19
351,251,687.93
2,387,701.44
23.87701440
Balance
319.31971630
31,931,971.63
319.31971630
Total
Distribution
23,959,389.51
23.95938951
22.32821050
Unpaid
Principal
Amount
0.00
0.00
Principal
22,328,210.46
22.32821046
2,232,821.05
Interest
1,631,179.05
1.63117905
154,880.39
1.54880390
Distribution Summary
100,000,000.00
Beginning
Certificate
Balance
341,647,926.76
341.64792676
34,164,792.68
Cusip
341.64792680
Original
Certificate
Balance
1,000,000,000.00
Factors per Thousand
5.371250%
A-2
A-1
92975QAA8
92975QAB6 5.100000%
Ending
Factors per Thousand
Certificate
Rate
Class
Certificate
n/a 0.000000% 0.00 15,588,912.56 609,552.24 0.00 0.00 609,552.24 15,575,937.75
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Excluded Balance
Rapid
Amortization
Original
Beginning
Total
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Balance
Excluded*
n/a n/a 0.00 12,942,961.03 0.00 0.00 0.00 0.00 12,942,961.03
0.00
12,942,961.03
0.00
0.00
0.00
0.00
12,942,961.03
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Bond Interest Information
Type of
Certificate
LIBOR
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated September 25, 2002
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Cusip
92975QAA8
92975QAB6
5.08125%
5.10000%
Period
32/360
32/360
Aaa AAA
Aaa AAA
- -
Moody's
Margin
0.29000%
Accrual
0.00000%
n/a Certificate
A-1
A-2
Class
S & P
Fitch
Original Rating*
Original Rating*
Original Rating
- - - -
n/a
n/a
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Bond Interest Information
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
0.00
0.00 92975QAB6 154,880.39 0.00 0.00
Interest Due
Interest Carryforward
Interest Carryforward
92975QAA8 0.00 0.00 A-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
1,631,179.05
A-2
Class
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
27,166,703.79
0.00
0.00
0.00
0.00
0.00
0.00
0.00
24,561,031.51
2,605,672.28
0.00
0.00
Collection Activity
24,561,031.51
0.00
0.00
2,605,672.28
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Periodic Information
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Net WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Original Information
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Information
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
8.209%
181
52
54.053%
-
-
11,010,016.44
1,100,011,119.68
22,971
4.407%
233
15,588,912.56
15,575,937.75
0.00
12,974.81
Collateral Information
2,528,434.88
391,401,632.00
366,827,625.68
12,974.81
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Collateral Graphs
WAM
0
25
50
75
100
125
150
175
200
225
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
CUMULATIVE LOSSES
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Collateral Graphs
Gross CPR
40%
45%
50%
55%
60%
65%
70%
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
Net CPR
0%
10%
20%
30%
40%
50%
60%
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
Draw Rate
0%
5%
10%
15%
20%
25%
30%
35%
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
0.00
0.00
0.00
0.00
Additional Account Activity
0.00
0.00
- Page 10 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
234,428.00 2
%
0.456%
0.064%
1,380,270.45
4,166,856.81
%
0.491%
1.136%
0.186%
0.020%
0.033%
0.030%
Delinquency Information
0.376%
681,500.22
72,273.91
122,636.65
2
3
2
18
110,213.87
71
33
13
$
%
$
#
#
23 1,672,765.20
#
$
1,799,961.71
- Page 11 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Delinquency Graphs
30, 60, 90, 120, 150, 180+ DAYS DELINQUENT
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
30-59 Days 60-89 Days 90-119 Days
120-149 Days 150-179 Days 180+ Days
FORECLOSURES and REO's
0
500,000
1,000,000
1,500,000
2,000,000
2,500,000
Jul
-05
Aug
-0
5
Se
p-
05
Oct
-05
Nov
-0
5
Dec
-0
5
Jan
-0
6
Fe
b-
06
M
ar-0
6
Apr-
06
M
ay
-0
6
Jun
-0
6
Foreclosures REO
- Page 12 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE1
Statement to Securityholders
Distribution Date: 06/26/06
Fees
Servicing Fee 3 Largest Mortgage Loan Balances
Enhancer Premium Additional Balances created during the first
Indenture Trustee Expenses Rapid Amortization Period
Broker Dealer Expenses Additional Balance Increase Amount payable
Auction Agent Expenses to Certificateholders
Additional Balance Increase Amount payable
Total Fees from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Liquidation Loss Amount %
Revolving (Yes / No) Net Excess Spread % - Current
Managed Amortization (Yes / No) Net Excess Spread % - 2 mth avg
Rapid Amortization (Yes / No) Net Excess Spread % - 3 mth avg
Percentage Interest Class A-1
Percentage Interest Class A-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
U.S. Bank
Corporate Trust Services
401 South Tryon Street, 12th Floor
Raymond Strawn
Charlotte, North Carolina 28288-1179
Wells Fargo
www.firstlinkabs.com
raymond.strawn@wellsfargo.com
Yes
0.00
No
No
0.00
0.00
No
No
Yes
Additional Information
5,720,248.89
0.00
0.00
Additional Reporting Items
0.00
0.230%
Amortization Period
163,084.01
46,976.59
0.00
0.00
0.00
210,060.60
9.1%
Yes
Yes
2.862%
3.070%
3.084%
90.9%
- Page 13 -